UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported): February 15, 2005

THE GOLDFIELD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7525	88-0031580
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Rialto Place, Suite 500, Melbourne, Florida	32901
(Address of Principal Executive Offices)	(Zip Code)

(321) 724-1700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 2.02 - Results of Operations and Financial Condition
Item 8.01 - Other Events
Item 9.01 - Financial Statements and Exhibits
Signature
Exhibit Index
Press release dated February 15, 2005.

Item 2.02 - Results of Operations and Financial Condition

On February 15, 2005, The Goldfield Corporation ("Goldfield") issued a press release which included an announcement that with respect to the fourth quarter of 2004, due in large part to the timing of real estate projects, Goldfield did not recognize any revenue from real estate operations and that Goldfield also anticipates reporting disappointing results from electrical construction operations.  A copy of Goldfield's press release is attached and incorporated by reference herein as Exhibit 99-1.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K and the sixth paragraph of the press release attached hereto as Exhibit 99-1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section, and shall not be deemed to be incorporated by reference into the filings of The Goldfield Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01 - Other Events

Goldfield also announced in its press release that Goldfield had commenced construction on its Oak Park project and sales on its Pineapple House project.

Item 9.01 - Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99-1	Press release of The Goldfield Corporation dated February 15, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDFIELD CORPORATION

By: /s/ Stephen R. Wherry
Name: Stephen R. Wherry
Title: Vice President, Chief Financial Officer (Principal Financial Officer), Treasurer, Assistant Secretary and Principal Accounting Officer

Dated:  February 15, 2005

INDEX TO EXHIBITS

Number	Description

Exhibit 99-1	Press release of The Goldfield Corporation dated February 15, 2005.